UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 28, 2023
Date of Report (date of earliest event reported)

UpHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38924 (Commission File Number)	83-3838045 (I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203
Delray Beach, FL 33484
(Address of principal executive offices, including zip code)

(888) 424-3646
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $115.00 per share	UPH.WS(1)	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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(1)On November 28, 2023, UpHealth, Inc. (the “Company”) received written notice from the staff of NYSE Regulation that it has determined to commence proceedings to delist the Company’s redeemable warrants, exercisable for one share of common stock of the Company at an exercise price of $115.00 per share (ticker symbol: UPH.WS) (the “Warrants”), from the New York Stock Exchange and that trading in the Warrants was suspended immediately. Effective November 29, 2023, the registrant’s warrants are trading in the over-the-counter market under the symbol “UPHLW”.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 28, 2023, UpHealth, Inc. (the “Company”) received written notice from the staff of NYSE Regulation (“NYSE Regulation”) that it has determined to commence proceedings to delist the Company’s redeemable warrants, exercisable for one share of common stock of the Company at an exercise price of $115.00 per share (ticker symbol: UPH.WS) (the “Warrants”), from the New York Stock Exchange (the “NYSE”) and that trading in the Warrants was suspended immediately. NYSE Regulation reached its determination that the Company’s Warrants are no longer suitable for listing based on “abnormally low” price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual.

The NYSE will apply to the U.S. Securities and Exchange Commission (the “SEC”) to delist the Warrants upon completion of all applicable procedures, which provide, among other things, that the Company has the right to appeal NYSE Regulation’s decision within 10 business days following receipt of notice thereof. The Company does not intend to appeal the determination and, therefore, it is expected that the Warrants will be delisted from the NYSE.

As a result of the suspension of trading and expected delisting, on November 29, 2023, the Warrants commenced trading in the over-the-counter market under the symbol “UPHLW”. The over-the-counter market is a significantly more limited market than the NYSE, and quotation on the over-the-counter market likely results in a less liquid market for existing and potential holders of the Warrants to trade the Warrants and could further depress the trading price of the Warrants. The Company can provide no assurance that its Warrants will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Warrants on this market, or whether the trading volume of the Warrants will be sufficient to provide for an efficient trading market. The transition of the Warrants to over-the-counter markets will not affect the Company’s business operations or its reporting requirements under the rules of the SEC.

The delisting procedures in respect of the Warrants have no impact on the listing of the Company’s common stock, which will continue to be listed and traded on the NYSE under the symbol “UPH”, subject to the Company’s compliance with other continued listing standards of the NYSE.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the delisting of the Company’s Warrants from the NYSE and trading of the Company’s Warrants on the over-the-counter market, the Company’s continued compliance with the NYSE’s continued listing standards in respect of its common stock, the projected operation and financial performance of the Company and its various subsidiaries, its product offerings and developments and reception of its product by customers, and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of the Company’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including whether the Company’s common stock will remain in compliance with the NYSE’s continued listing standards, the ability of the Company to service or otherwise pay its debt obligations, including to holders of the Company’s convertible notes, the mix of services utilized by the Company’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of the Company to expand what it does for existing customers as well as to add new customers, uncertainty with respect to how the ICA or the Indian courts shall decide various matters that are before them or that the Glocal Board will act in compliance with their fiduciary duties to their shareholders, that the Company will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as government responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, may have on the Company’s operations, the demand for the Company’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2023

By:	/s/ Martin S.A. Beck
Name:	Martin S.A. Beck
Title:	Chief Executive Officer